SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        February 15, 2001

                                  Gehl Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-18110                    39-0300430
---------------                   ---------------               ----------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  143 Water Street, West Bend, Wisconsin 53095
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         -------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
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          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits. The following exhibit is being filed herewith:
                    --------

                    (99) Press Release and Letter to Shareholders of Gehl Company, dated February 15, 2001.

Item 9.   Regulation FD Disclosure.
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          On February 15, 2001, Gehl Company (the "Company") issued a press release and sent a letter to its shareholders disclosing, among other things, the Company's fourth quarter and year-end financial results for the reporting periods ended December 31, 2000. The press release also sets forth the Company's outlook for specified subsequent periods. A copy of the Company's press release and letter to shareholders are attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report").

          The Company intends that certain matters disclosed in this Current Report (including exhibits hereto) are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's future financial position, business strategy, targets, projected sales, costs, earnings and capital spending, and the plans and objectives of management for future operations, are forward-looking statements. When used in this Current Report (including exhibits hereto), words such as the Company "believes," "anticipates," "expects" or "estimates" or words of similar meaning are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company's control, that could cause actual results to differ materially from those anticipated as of February 15, 2001. Factors that could cause such a variance include, but are not limited to, unanticipated changes in general economic and capital market conditions, the Company's ability to implement successfully its strategic initiatives, market acceptance of newly introduced products, the cyclical nature of the Company's business, the Company's and its customers' access to credit, competitive pricing, product initiatives and other actions taken by competitors, disruptions in production capacity, excess inventory levels, the effect of changes in laws and regulations (including government subsidies and international trade regulations), technological difficulties, changes in environmental laws, the impact of any acquisition effected by the Company, and employee and labor relations. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including exhibits hereto) are only made as of February 15, 2001, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. In addition, the Company's expectations for fiscal years 2001 and 2002 are based in part on certain assumptions made by the Company, including those relating to commodities prices, which are strongly affected by weather and other factors and can fluctuate significantly, housing starts and other construction activities, which are sensitive to, among other things, interest rates and government spending, and the performance of the U.S. economy generally. The accuracy of these or other assumptions could have a material effect on the Company's ability to achieve its expectations.


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
                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GEHL COMPANY


Date:  February 15, 2001              By:/s/ Kenneth P. Hahn
                                         -----------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and Treasurer

                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 15, 2001


Exhibit
Number
------
(99) Press Release and Letter to Shareholders of Gehl Company, dated February 15, 2001.



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